I

United States

Securities And Exchange Commission
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

(Exact name of registrant as specified in its charter)

Delaware	000-10537	36-3143493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

37 South River Street
Aurora, Illinois 60507
(Address of principal executive offices) (Zip code)

(630) 892-0202
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OSBC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On May 25, 2023, Old Second Bancorp, Inc. (the “Company”) notified Wells Fargo National Bank, National Association, as trustee and paying agent (the “Trustee” or the “Paying Agent”), of its intention to redeem (the “Redemption”) on June 30, 2023 (the “Redemption Date”) all of its outstanding 5.750% Fixed-to-Floating Rate Senior Notes due 2026 (CUSIP No. 680277 AB6), originally issued on December 15, 2016 (the “Senior Notes”), at a cash redemption price (the “Redemption Price”) to be calculated as provided in the Senior Notes, equal to 100% of the $45,000,000 aggregate principal amount of the Senior Notes, plus the accrued and unpaid interest thereon through, but excluding, the Redemption Date.  Upon completion of the Redemption, no Senior Notes will remain outstanding.

Payment of the Redemption Price will be made on the Redemption Date only upon presentation and surrender of the Senior Notes to the Trustee in its capacity as Paying Agent. Senior Notes held in book-entry form will be redeemed and the Redemption Price with respect to such Senior Notes will be paid in accordance with the applicable procedures of the Depository Trust Company. Interest on the Senior Notes called for redemption will cease to accrue on and after the Redemption Date. Notice of redemption will be sent to the registered holders of the Senior Notes.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this current report which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “will,” “intends,” “estimates,” and other similar expressions. The Company cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, factors disclosed in the Company’s Annual Report on Form 10-K filed March 9, 2023, or in its subsequent filings with the U.S. Securities and Exchange Commission, any of which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD SECOND BANCORP, INC.

Dated: May 25, 2023	By:	/s/ Bradley S. Adams
Bradley S. Adams
Executive Vice President and
Chief Financial Officer